Exhibit 99.1

Contact:	800 S. Douglas Road, 12th Floor
J. Marc Lewis, Vice President-Investor Relations	Coral Gables, Florida 33134
305-406-1815	Tel: 305-599-1800
marc.lewis@mastec.com	www.mastec.com

For Immediate Release

MasTec, Inc. Announces Amendment of Exchange Offer and Consent Solicitation

Coral Gables, FL (September 12, 2022) — MasTec, Inc. (NYSE: MTZ) (the “Company”) today announced its amendment of the terms of its private exchange offer to certain Eligible Holders (as defined herein) (the “Exchange Offer”) for any and all outstanding 6.625% Senior Notes due August 15, 2029 (the “IEA Existing Notes”) issued by IEA Energy Services LLC (the “IEA Issuer”), a subsidiary of Infrastructure and Energy Alternatives, Inc. (“IEA”), for up to an aggregate principal amount of $300,000,000 of new 6.625% MasTec Senior Notes due August 15, 2029 issued by the Company (the “MTZ Exchange Notes”). The Company has amended the Exchange Offer to extend (i) the Consent Deadline, (ii) the Early Tender Date and (iii) the Expiration Date (each as defined herein). Except as otherwise described in this press release, the terms and conditions of the Exchange Offer set forth in the Offering Memorandum (as defined herein) remain unchanged.

The Exchange Offer and Consent Solicitation are being conducted in connection with, and are conditioned upon the completion of, the previously announced merger in which IEA would become a wholly owned subsidiary of the Company (the “Merger”), which is currently expected to close in October 2022, subject to customary closing conditions, regulatory approvals and approval by the stockholders of IEA.

As part of the Exchange Offer, the Company is soliciting consents (the “Consent Solicitation”) with respect to the IEA Existing Notes, to eliminate or modify certain of the covenants, restrictive provisions and events of default (the “Proposed Amendments”) in the indenture, dated as of August 17, 2021, governing the IEA Existing Notes. The Proposed Amendments require the valid consent of the holders of not less than a majority in principal amount of IEA Existing Notes, excluding IEA Existing Notes held by certain affiliated holders of IEA (the “Requisite Consents”).

The Company has amended the Early Tender Date to be 5:00 p.m., New York City time, on September 23, 2022 (such date and time, as the same may be further extended, the “Early Tender Date”). In addition, the Company has amended the Consent Deadline to be the earlier of (i) 5:00 p.m., New York City time, on September 23, 2022 and (ii) 5:00 p.m., New York City time, on the date the Requisite Consents are obtained (such date and time, as the same may be further extended, the “Consent Deadline”). The Company has also extended the date on which the Exchange Offer and Consent Solicitation will expire to 5:00 p.m., New York City time, on October 14, 2022 (such date and time, as the same may be further extended, the “Expiration Date”).

As of 5:00 p.m. New York City time, on September 9, 2022, holders of approximately 25.8% of the outstanding aggregate principal amount of the IEA Existing Notes have validly tendered and not validly withdrawn their IEA Existing Notes.

Subject to applicable law, the Company expressly reserves the right, in its sole discretion, to amend the Exchange Offer and Consent Solicitation in any respect, including to (i) extend the Early Tender Date without extending the Consent Deadline, (ii) extend the Consent Deadline or (iii) provide that the Early Tender Premium (as defined in the Offering Memorandum) will be payable only to Eligible Holders who validly tender and do not validly withdraw IEA Existing Notes at or prior to the Consent Deadline.

At any time before the Expiration Date, if the Company receives the Requisite Consents, the IEA Issuer has agreed that the IEA Issuer, IEA and the trustee of the IEA Existing Notes will execute and deliver a supplemental indenture relating to the Proposed Amendments, which will be effective upon execution on the date the Requisite Consents are obtained but will only become operative upon the settlement date of the Exchange Offer. An Eligible Holder that validly tenders (and does not validly withdraw) its IEA Existing Notes and validly delivers a consent prior to the Consent Deadline, but validly withdraws such IEA Existing Notes after the Consent Deadline but prior to the Expiration Date, will receive the Consent Payment (as defined in the Offering Memorandum), even if such Eligible Holder is no longer the beneficial owner of such IEA Existing Notes at the Expiration Date, but will not receive the Early Tender Premium or the Exchange Consideration (as defined in the Offering Memorandum).

The Company, at its option, may complete the Exchange Offer even if the Requisite Consents are not received. Any amendment or waiver of the terms of or conditions with respect to the Exchange Offer by the Company will automatically amend or waive such terms or conditions with respect to the Consent Solicitation unless expressly stated otherwise.

The Exchange Offer and Consent Solicitation are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum, dated August 8, 2022, as amended by the Offering Memorandum Supplement, dated August 22, 2022 (as so amended, the “Offering Memorandum”), as such terms and conditions are amended by this press release, and are conditioned upon the closing of the Merger, which condition may not be waived by the Company, and certain other conditions that may be waived by the Company. The Exchange Offer and Consent Solicitation will expire on the Expiration Date, unless extended or terminated.

Tenders of IEA Existing Notes may be validly withdrawn by Eligible Holders at any time prior to the Expiration Date; however, a valid withdrawal of tendered IEA Existing Notes before the Expiration Date will not be deemed a valid revocation of the related consent delivered by such Eligible Holder, and such consent will continue to be deemed delivered. Any consents to the Proposed Amendments delivered prior to the Consent Deadline (including any consents delivered prior to the date hereof) may not be revoked.

Documents relating to the Exchange Offer and Consent Solicitation will only be distributed to persons who certify that they are (a) a “Qualified Institutional Buyer,” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (b) a person that is not a U.S. person (as defined in Regulation S under the Securities Act) (such persons, “Eligible Holders”). The complete terms and conditions of the Exchange Offer and Consent Solicitation are described in the Offering Memorandum, copies of which may be obtained by contacting D.F. King & Co., Inc., the exchange agent and information agent in connection with the Exchange Offer and Consent Solicitation, by telephone at (800) 549-6864 (U.S. toll-free) or (212) 269-5550 (banks and brokers), or by email at mastec@dfking.com. The eligibility certification may be completed at www.dfking.com/mastec or is also available by contacting D.F. King & Co., Inc. using the information above.

The MTZ Exchange Notes have not been, and will not be, registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act, or any state or foreign securities laws. The MTZ Exchange Notes may not be offered or sold in the United States or to any U.S. person except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

This press release is provided for informational purposes only and does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offer and Consent Solicitation are being made solely pursuant to the Offering Memorandum and only to such persons and in such jurisdictions as are permitted under applicable law.

About MasTec, Inc.

MasTec is a leading infrastructure construction company operating mainly throughout North America across a range of industries. MasTec’s primary activities include the engineering, building, installation, maintenance and upgrade of communications, energy, utility and other infrastructure, such as: power delivery services, including transmission and distribution, wireless, wireline/fiber and customer fulfillment activities; power generation, primarily from clean energy and renewable sources; pipeline infrastructure, including natural gas pipeline and distribution infrastructure; heavy civil; and industrial infrastructure. MasTec’s customers are primarily in these industries. The information contained on the Company’s website is not incorporated into this press release.

Forward Looking Statements

This press release contains forward-looking statements. Forward-looking statements include, but are not limited to, the anticipated results and execution of the Exchange Offer and Consent Solicitation and the actions that the Company may take with respect thereto; statements relating to expectations regarding the future financial and operational performance of the Company or IEA; the projected impact and benefits of IEA on the Company’s operating or financial results; expectations regarding the Company’s or IEA’s business or financial outlook; expectations regarding the Company’s plans, strategies and opportunities; expectations regarding opportunities, technological developments, competitive positioning, future economic conditions and other trends in particular markets or industries; the potential strategic benefits and synergies expected from the acquisition of IEA; the development of and opportunities with respect to future projects, including renewable and other projects designed to support transition to a carbon-neutral economy; the Company’s ability to successfully integrate the operations of IEA; the expected closing of, and financing sources for, the acquisition of IEA; the impact of inflation on the Company’s costs and the ability to recover increased costs, as well as other statements reflecting expectations, intentions, assumptions or beliefs about future events and other statements that do not relate strictly to historical or current facts. These statements are based on currently available operating, financial, economic and other information, and are subject to a number of significant risks and uncertainties. A variety of factors in addition to those mentioned above, many of which are beyond our control, could cause actual future results to differ materially from those projected in the forward-looking statements. Other factors that might cause such a difference include, but are not limited to: risks related to completed or potential acquisitions, including the acquisition of Henkels & McCoy Group, Inc., as well as the ability to identify suitable acquisition or strategic investment opportunities, to integrate acquired businesses within expected timeframes and to achieve the revenue, cost savings and earnings levels from such acquisitions at or above the levels projected, including the risk of potential asset impairment charges and write-downs of goodwill; risks related to timely completion, or completion at all, of the Exchange Offer; risks related to the Company’s ability to obtain consents under the Consent Solicitation; risks that conditions to the closing of the proposed transaction are not satisfied or waived at all or on the anticipated timeline; risks related to the impact of inflation on costs as well as economic activity, customer demand and interest rates, risks related to adverse effects of health epidemics and pandemics or other outbreaks of communicable diseases, such as the COVID-19 pandemic, including its effect on supply chain or inflationary issues, as well as, the potential effects of related health mandates and recommendations; market conditions, technological developments, regulatory or policy changes, including permitting processes and tax incentives that affect us or our customers’ industries; the effect of federal, local, state, foreign or tax legislation and other regulations affecting the industries we serve and related projects and expenditures; the effect on demand for our services of changes in the amount of capital expenditures by our customers due to, among other things, economic conditions, including potential adverse effects of public health issues, such as the COVID-19 pandemic on economic activity generally, the availability and cost of financing, and customer consolidation in the industries we serve; activity in the industries we serve and the impact on our customers’ expenditure levels caused by fluctuations in commodity prices, including for oil, natural gas, electricity and other energy sources; our ability to manage projects effectively and in accordance with our estimates, as well as our ability to accurately estimate the costs associated with our fixed price and other contracts, including any material changes in estimates for completion of projects and estimates of the recoverability of change orders; the timing and extent of fluctuations in operational, geographic and weather factors affecting our customers, projects and the industries in which we operate; the highly competitive nature of our industry and the ability of our customers, including our largest customers, to terminate or reduce the amount of work, or in some cases, the prices paid for services, on short or no notice under our contracts, and/or customer disputes related to our performance of services and the resolution of unapproved change orders; our dependence on a limited number of customers and our ability to replace non-recurring projects with new projects; the effect of state and federal regulatory initiatives, including costs of compliance with existing and potential future safety and environmental requirements, including with respect to climate change; risks associated with potential environmental issues and other hazards from our operations; disputes with, or failures of, our subcontractors to deliver agreed-upon supplies or services in a timely fashion, and the risk of being required to pay our subcontractors even if our customers do not pay us; risks related to our strategic arrangements, including our equity investments; any exposure resulting from system or information technology interruptions or data security breaches; any material changes in estimates for legal costs or case settlements or adverse determinations on any claim, lawsuit or proceeding; the adequacy of our insurance, legal and other reserves; the outcome of our plans for future operations, growth and services, including business development efforts, backlog, acquisitions and dispositions; our ability to maintain a workforce based upon current and anticipated workloads; our ability to attract and retain qualified personnel, key management and skilled employees, including from acquired businesses, and our ability to enforce any noncompetition agreements; fluctuations in fuel, maintenance, materials, labor and other costs; risks associated with volatility of our stock price or any dilution or stock price volatility that shareholders may experience in connection with shares we may issue as consideration for earn-out obligations or as purchase consideration in connection with past or future acquisitions, or as a result of other stock issuances; restrictions imposed by our credit facility, senior notes and any future loans or securities; our ability to obtain performance and surety bonds; risks related to our operations that employ a unionized workforce, including labor availability, productivity and relations, as well as risks associated with multiemployer union pension plans, including underfunding and withdrawal liabilities; risks associated with operating in or expanding into additional international markets, including risks from fluctuations in foreign currencies, foreign labor and general business conditions and risks from failure to comply with laws applicable to our foreign activities and/or governmental policy uncertainty; as well as a small number of our existing shareholders have the ability to influence major corporate decisions. We believe these forward-looking statements are reasonable; however, you should not place undue reliance on any forward-looking statements, which are based on current expectations. Furthermore, forward-looking statements speak only as of the date they are made. If any of these risks or uncertainties materialize, or if any of our underlying assumptions are incorrect, our actual results may differ significantly from the results that we express in, or imply by, any of our forward-looking statements. We do not undertake any obligation to publicly update or revise these forward-looking statements after the date of this press release to reflect future events or circumstances, except as required by applicable law. We qualify any and all of our forward-looking statements by these cautionary factors.

Additional Information and Where to Find It

In connection with the Merger, the Company has filed a Registration Statement on Form S-4, which was declared effective by the SEC on September 8, 2022, and a prospectus pursuant to Rule 424(b)(3) with respect to the shares of its common stock to be issued in the Merger. Such prospectus also includes a definitive proxy statement of IEA with respect to the Merger.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

These materials and other documents filed with the SEC may be obtained free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by the Company may be obtained free of charge at MasTec’s website at MasTec.com or (305) 406-1815. Copies of documents filed with the SEC by IEA may be obtained free of charge on IEA’s website at iea.net or (765) 828-2653.